SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

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                            FORM 8-K
                         CURRENT REPORT

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 PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT
                             OF 1934
                 Date of Report (July 27, 1998):

                    Commission file number   1-6686

              THE INTERPUBLIC GROUP OF COMPANIES, INC.
      (Exact name of registrant as specified in its charter)

                  Delaware                         13-1024020
       (State or other jurisdiction of       (I.R.S. Employer
          incorporation or organization)      Identification No.)


       1271 Avenue of the Americas, New York, New York   10020
      (Address of principal executive offices)      (Zip Code)


                           (212) 399-8000
         (Registrant's telephone number, including area code)













ITEM 5 OTHER EVENTS

5.1 Attached hereto as exhibit 99 and incorporated by reference herein is financial information for The Interpublic Group of Companies, Inc. for the quarter ended June 30, 1998, as presented in the press release of July 27, 1998.



ITEM 7 FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS
     (c) Exhibits

     99. Financial information for The Interpublic Group of
     Companies, Inc. for the quarter ended June 30, 1998.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            THE INTERPUBLIC GROUP OF COMPANIES, INC.





Date: July 27, 1998     By:/s/ NICHOLAS J. CAMERA
                               NICHOLAS J. CAMERA
                               VICE PRESIDENT, GENERAL COUNSEL
                               AND SECRETARY